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                                                                    EXHIBIT 10.7

                    TENTH AMENDMENT TO EMPLOYMENT AGREEMENT

    This Tenth Amendment to Employment Agreement is made and entered into as of January 1, 1996, by and between Robert Half International Inc. (formerly Boothe Financial Corporation), a Delaware corporation, ("Corporation") and Harold M. Messmer, Jr. ("Officer").

    1. The last sentence of Section 3.1 of the Employment Agreement dated as of October 2, 1985, as amended, between Corporation and Officer (the "Employment Agreement") is hereby amended to read in its entirety as follows:

        "Effective as of January 1, 1996, the Base Salary shall in no event be less than $387,122 per annum."

    2. In all other respects, the Employment Agreement is hereby ratified and confirmed.

    IN WITNESS WHEREOF, the parties hereto have executed this agreement effective as of the day and year first written above.

                                          ROBERT HALF INTERNATIONAL INC.
                                          By:        /S/ M. KEITH WADDELL

                                             -----------------------------------
                                                      M. Keith Waddell
                                                    Senior Vice President

                                                 /S/ HAROLD M. MESSMER, JR.

                                             -----------------------------------
                                                   Harold M. Messmer, Jr.